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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      Date of Report: September 30, 1997
                       (Date of earliest event reported)

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                          FEDERAL EXPRESS CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

                1-7806                             71-0427007
         (Commission File Number)       (IRS Employer Identification No.)


               2005 Corporate Avenue, Memphis, Tennessee  38132
                   (Address of principal executive offices)

      Registrant's Telephone Number, including area code: (901) 369-3600

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 333-07691, which was declared effective on July 10, 1996, as amended by Post-Effective Amendment No. 1 to such Registration Statement, which was declared effective on April 28, 1997.

Exhibit              Description of Exhibit
-------              ----------------------

4.b.1 Form of Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N583FE), dated as of May 1, 1997, as amended and restated as of September 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee")

4.b.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.b.1)

4.c Form of Participation Agreement (Federal Express Corporation Trust No. N583FE), dated as of May 1, 1997, as amended and restated as of September 1, 1997, among Federal Express Corporation (the "Lessee"), BNY Leasing Corporation (the "Owner Participant"), the Indenture Trustee, the Owner Trustee and First Security Bank, National Association (the "Pass Through Trustee" and the "Subordination Agent")

4.d Form of Trust Agreement (Federal Express Corporation Trust No. N583FE), dated as of May 1, 1997, as amended and restated as of September 1, 1997, between the Owner Participant and the Owner Trustee

4.e Form of Lease Agreement (Federal Express Corporation Trust No. N583FE), dated as of May 1, 1997, as amended and restated as of September 1, 1997, between the Owner Trustee, as Lessor, and the Lessee

4.f Amendment Agreement No. 1 to Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N584FE) dated September 30, 1997, between the Owner Trustee and the Indenture Trustee

4.g Addendum to Equipment Trust Certificates (Federal Express Corporation Trust No. N583FE) dated September 30, 1997, issued by the Owner Trustee and authenticated and acknowledged by the Indenture Trustee, the Pass Through Trustee and the Subordination Agent for each of Series A, Series B and Series C

4.h Addendum to Equipment Trust Certificates (Federal Express Corporation Trust No. N584FE) dated September 30, 1997, issued by the Owner Trustee and authenticated and acknowledged by the Indenture Trustee, the Pass Through Trustee and the Subordination Agent for each of Series A, Series B and Series C

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By: /s/  MICHAEL W. HILLARD
                                     --------------------------------
                                     Michael W. Hillard
                                     Vice President and Controller
                                     (principal accounting officer)


Dated:  October 7, 1997

                               EXHIBIT INDEX

Exhibit              Description of Exhibit
-------              ----------------------

4.b.1 Form of Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N583FE), dated as of May 1, 1997, as amended and restated as of September 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee")

4.b.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.b.1)

4.c Form of Participation Agreement (Federal Express Corporation Trust No. N583FE), dated as of May 1, 1997, as amended and restated as of September 1, 1997, among Federal Express Corporation (the "Lessee"), BNY Leasing Corporation (the "Owner Participant"), the Indenture Trustee, the Owner Trustee and First Security Bank, National Association (the "Pass Through Trustee" and the "Subordination Agent")

4.d Form of Trust Agreement (Federal Express Corporation Trust No. N583FE), dated as of May 1, 1997, as amended and restated as of September 1, 1997, between the Owner Participant and the Owner Trustee

4.e Form of Lease Agreement (Federal Express Corporation Trust No. N583FE), dated as of May 1, 1997, as amended and restated as of September 1, 1997, between the Owner Trustee, as Lessor, and the Lessee

4.f Amendment Agreement No. 1 to Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N584FE) dated September 30, 1997, between the Owner Trustee and the Indenture Trustee

4.g Addendum to Equipment Trust Certificates (Federal Express Corporation Trust No. N583FE) dated September 30, 1997, issued by the Owner Trustee and authenticated and acknowledged by the Indenture Trustee, the Pass Through Trustee and the Subordination Agent for each of Series A, Series B and Series C

4.h Addendum to Equipment Trust Certificates (Federal Express Corporation Trust No. N584FE) dated September 30, 1997, issued by the Owner Trustee and authenticated and acknowledged by the Indenture Trustee, the Pass Through Trustee and the Subordination Agent for each of Series A, Series B and Series C